Rule 497(e)

Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded AlphaDEX® Fund

First Trust Exchange-Traded AlphaDEX® Fund II

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

First Trust Variable Insurance Trust

(the “Trusts,” and each series of the Trusts, a “Fund”)

Supplement To each Fund’s Statement of Additional Information

March 14, 2022

Notwithstanding anything to the contrary in each Fund’s Statement of Additional Information, the following disclosure is added to the section entitled “Investment Risks” in each Fund’s Statement of Additional Information:

Additional Market Disruption Risk

In February 2022, Russia commenced a military attack on Ukraine.  In response, various countries, including the United States, issued broad-ranging sanctions on Russia and certain Russian companies and individuals.  The hostilities between the two countries may escalate and any existing or future sanctions could have a severe adverse effect on Russia’s economy, currency, companies and region as well as negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas.  Accordingly, the hostilities and sanctions may have a negative effect on a Fund’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions.  Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which a Fund may invest.  The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; and the result of any diplomatic negotiations cannot be predicted.  These and any related events could have a significant negative impact on certain of a Fund’s investments as well as a Fund’s performance, and the value or liquidity of certain securities held by a Fund may decline significantly.

Please Keep this Supplement with your Fund
Statement of Additional Information for Future Reference